                                    AMENDMENT NO. 2, WAIVER AND AGREEMENT






                           dated as of January 11, 1999 (this "Amendment"), to the Credit Agreement dated as of October 27, 1997, as amended by Amendment No. 1, Waiver and Agreement ("Amendment No. 1"), dated as of September 30, 1998 (the "Credit Agreement"), among American Axle & Manufacturing of Michigan, Inc. ("AAMM"), American Axle & Manufacturing, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent (the "Administrative Agent"), and Chase Manhattan Bank Delaware, as fronting bank (the "Fronting Bank").


                  A. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that the Required Lenders agree to amend or waive certain provisions of the Credit Agreement (a) to permit the issuance of certain subordinated indebtedness, (b) to increase the flexibility of the Borrower and the Subsidiaries to effect Permitted Business Acquisitions and (c) to effect certain other changes as provided herein.

                  C. The Required Lenders are willing so to amend the Credit Agreement and to grant such waivers, in each case pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1.    Amendment.

                  (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by adding the following definitions in the appropriate alphabetical order:

                  "Acquired EBITDA" shall mean, with respect to any Acquired Entity or Business or any Sold Entity or Business for any period, the consolidated net income or loss of such Acquired Entity or Business or Sold Entity or Business for such period, plus the pro forma increase or decrease in the consolidated net income or loss of the Borrower and its Subsidiaries (after giving effect to such acquisition or sale) determined by the Borrower, in good faith and in accordance with Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof, as a result of reasonably identifiable and supportable net cost savings or additional net cost, as the case may be, realizable during such period by combining with, or separating from, the operations of such Acquired Entity or Business or Sold Entity or Business the operations of the

Borrower and its Subsidiaries, provided that any such pro forma increase or decrease shall be without duplication for net cost savings or additional net costs actually realized during such period and already included in the Borrower and its Subsidiaries' consolidated net income, plus, to the extent deducted in computing the consolidated net income or loss of such Acquired Entity or Business or Sold Entity or Business, without duplication, the sum of (a) income tax expense, (b) gross interest expense (including interest-equivalent costs associated with any receivables financings, whether accounted for as interest expense or loss on the sale of receivables), (c) depreciation and amortization expense, (d) any special charges (including any fees or expenses incurred in connection with the applicable acquisition) and any extraordinary or nonrecurring losses and (e) other non-cash items reducing consolidated net income (including any non-cash items resulting from purchase accounting adjustments), minus, to the extent added in computing the consolidated net income of such Acquired Entity or Business or Sold Entity or Business for such period, without duplication, (i) interest income, (ii) extraordinary or nonrecurring gains and (iii) other noncash items increasing consolidated net income.

                  "Acquired Entity or Business" has the meaning assigned to such term in the definition of the term Adjusted EBITDA.

                  "Adjusted EBITDA" shall mean, for any period, EBITDA for such period, calculated by (a) including in the determination thereof the Acquired EBITDA of any Person, property, business or asset in the Borrower's or any Subsidiary's line of business acquired pursuant to a transaction permitted under Section 6.04 and not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related person, property, business or assets to the extent not so acquired) by the Borrower or any Subsidiary during such period (each such Person, property, business or asset in the Borrower's or any Subsidiary's line of business acquired and not subsequently so disposed of, an "Acquired Entity or Business"), based on the actual Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) and (b) excluding in the determination thereof the Acquired EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of by the Borrower or any Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a "Sold Entity or Business") based on the actual Acquired EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer or disposition)." Notwithstanding the foregoing, for purposes of determining compliance with Section 6.11, Adjusted EBITDA shall not include the Acquired EBITDA (including any pro forma adjustment to the consolidated net income or loss of the Borrower and its Subsidiaries included therein) of any Acquired Entity or Business for any period prior to the fiscal quarter of the Borrower in which such Acquired Entity or Business was acquired.

                  "Adjusted Net Leverage Ratio" shall mean, on any date, the ratio of (a) Total Net Debt as of such date to (b) Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP provided that, solely for purposes of determining whether the Adjusted Net Leverage Ratio as of the end of any four fiscal-quarter period that includes the fiscal quarter ended September 30, 1998, is in compliance with Section 6.12, there shall be added to the amount determined pursuant to clause (b), in the case of any such four fiscal-quarter period ending on or before March 31, 1999, an additional $71,192,000, and, in the case of the four fiscal-quarter period ending on June 30, 1999, an additional $42,018,000.

                  "Permitted Subordinated Debt" means Indebtedness of the Borrower (and Guarantees of such Indebtedness by AAMM and the Subsidiaries) that contains subordination and subsidiary guarantee release provisions substantially in the form of Exhibit L, provided that (a) such Permitted Subordinated Debt accrues interest at a fixed rate determined in good faith by the Board of Directors of the Borrower to be a market rate of interest for such Permitted Subordinated Debt at the time of issuance thereof or, in the case of a bridge loan, at a floating rate determined based on a formula with a base rate, spreads and interest rate step-ups that are determined in good faith by the Board of Directors of the Borrower to be market rates of interest and interest rate step-up levels for such Permitted Subordinated Debt at the time of issuance thereof, (b) such Permitted Subordinated Debt is created under agreements or instruments (i) imposing covenants on AAMM, the Borrower and the Subsidiaries, (ii) containing a definition of change of control and
(iii) containing events of default and other provisions not materially more restrictive than the covenants imposed in, the change of control definition used in and the events of default and other provisions contained in this Agreement, (c) no scheduled principal payments are due, or, if due, are not automatically extended if unpaid, on such Permitted Subordinated Debt on a date that is earlier than six months after the Tranche B Maturity Date, (d) such Permitted Subordinated Debt is unsecured, (e) neither AAMM nor any Subsidiary shall Guarantee such Permitted Subordinated Debt unless (i) AAMM or such Subsidiary also has Guaranteed the Obligations and (ii) such Guarantee of such Permitted Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Permitted Subordinated Debt, (f) the terms of such Permitted Subordinated Debt do not require the maintenance or achievement of any financial performance standards other than as a condition to the taking of specified actions and (g) such Permitted Subordinated Debt contains other customary provisions that are reasonably satisfactory to the Administrative Agent.

                  "Sold Entity or Business" has the meaning assigned to such term in the definition of the term Adjusted EBITDA.;

                   (ii) by inserting immediately before the period at the end of the definition of the term "Cash Interest Expense" the following text: ", provided that there shall be included or excluded, as applicable, in determining Cash Interest Expense for any period the cash interest expense (calculated in the same manner as Cash Interest Expense is calculated) of any Acquired Entity or Business or Sold Entity or Business acquired or sold, as applicable, during such period for the period commencing on the first day of the fiscal quarter of the Borrower in which such Acquired Entity or Business was acquired through the end of the applicable test period (or, in the case of the sale of any Sold Entity or Business, for the applicable test period) assuming any Indebtedness incurred or repaid in connection with the acquisition or sale had been incurred or repaid on such first day (or, in the case of any such sale, on the first day of such test period)".

                   (iii) by inserting immediately after the words "("Employee Equity Sales") and (ii)" in clause (c) of the definition of the term "Net Proceeds" the words "other sales and issuances of Capital Stock of AAMM, provided that the aggregate cash proceeds from such other sales and issuances does not exceed in the aggregate $175,000,000 and (iii)"; and

                  (iv) by amending and restating the definition of the term "Permitted Business Acquisition" in its entirety as follows:

                  "Permitted Business Acquisition" shall mean any acquisition of all or substantially all the assets of, or shares or other equity interests in, a person or division or line of business of a person that is engaged in a reasonably related (ancillary or complementary) line of business or lines of business (or any subsequent investment made in a previously acquired Permitted Business Acquisition) that was not preceded by an unsolicited tender offer for such person if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws, (c) at least 90% of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity are owned directly by the Borrower or a domestic Wholly Owned Subsidiary (unless there is a material tax or legal or other economic disadvantage in not have a foreign Subsidiary hold such Capital Stock, in which case such Capital Stock may be held directly by a foreign Subsidiary) and all actions required to be taken, if any, with respect to such acquired or newly formed subsidiary under Section 5.11 shall have been taken, and (d)(i) AAMM, the Borrower and the Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.11, 6.12 and 6.13 recomputed as at the last day of the most recently ended fiscal quarter of AAMM, the Borrower and the Subsidiaries as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information for such subsidiary or assets and (ii) any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by 6.01).

                  (b) Section 2.12(d) of the Credit Agreement is hereby amended by replacing the words "the ABR Margin and the LIBOR Margin are determined by reference to Level 4, Level 5 or Level 6 as set forth on Schedule B, the Borrower shall be required to apply only 50%" after the phrase "provided that if, at the time of such prepayment" with the words "the Net Leverage Ratio as of the end of the most recently completed four fiscal quarter period for which financial statements have been delivered pursuant to
Section 5.04 is less than or equal to 2.00 to 1.00, the Borrower shall be required to apply only 50%".

                  (c) Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately after the semicolon in paragraph
(q) thereof, (ii) replacing the phrase "clauses (a) through (q)" in paragraph
(r) thereof with the phrase "clauses (a) through (r)", (iii) redesignating paragraph (r) as paragraph (s) and (iv) adding a new paragraph (r) as follows:

         "(r) Permitted Subordinated Debt in an aggregate principal amount at any time outstanding not in excess of $350,000,000; and".

                  (d) Section 6.04 of the Credit Agreement is hereby amended
(i) by deleting the word "and" after paragraph (l) thereof and (ii) by adding the following new paragraph (n) immediately before the period at the end thereof:

                           "(n) investments in Permitted Business Acquisitions
                  in an aggregate amount not to exceed $290,000,000 to the extent made with proceeds of (i) the issuance of Permitted Subordinated Debt (to the extent not previously used to prepay Indebtedness (other than Revolving Loans or Swingline Loans), make any investment or capital expenditure or otherwise for any purpose resulting in a deduction to Excess Cash Flow in any fiscal year) or (ii) up to $25,000,000 in aggregate principal amount during the term of this Agreement of Revolving Loans, provided that all such Revolving Loans are repaid no later than June 30, 1999, with the proceeds of
                  (A) the issuance of Permitted Subordinated Debt or (B) the issuance or the sale by AAMM of any equity security of AAMM (other than Employee Equity Sales) (in each case to the extent such proceeds were not previously used to prepay Indebtedness (other than Revolving Loans or Swingline Loans), make any investment or capital expenditure or otherwise for any purpose resulting in a deduction to Excess Cash Flow in any fiscal year), provided that no investments under this clause (n) will be permitted unless the aggregate gross cash proceeds from the issuance or the sale by AAMM of any equity security of AAMM (other than Employee Equity Sales) are greater than or equal to $110,000,000 prior to the date of such investments."

                  (e) Section 6.04(m) of the Credit Agreement is hereby amended by (i) replacing the phrase "not to exceed $100,000,000" with the phrase "not to exceed $200,000,000", (ii) replacing the phrase "at least 80%" in clause (i) of the proviso thereto with the phrase "at least 50%" and (iii) inserting in clause (ii) of the proviso thereto after the phrase "other costs and expenses" the phrase "(and fund working capital needs)".

                  (f) Section 6.09 of the Credit Agreement is hereby amended by:

                  (i) inserting in clause (a) immediately after the words "or grant any waiver or release under, any" the words " instruments, agreements or documents evidencing or related to any Permitted Subordinated Debt in any manner materially adverse to the Lenders, any";

                  (ii) inserting a new paragraph (b) as follows:

                           "(b)(i) Directly or indirectly make any payment, retirement, repurchase or redemption on account of the principal of any Permitted Subordinated Debt or directly or indirectly prepay or defease any such Permitted Subordinated Debt prior to the stated maturity date of such Permitted Subordinated Debt, (ii) make any payment or prepayment of any such Permitted Subordinated Debt that would violate the terms of this Agreement or of such Permitted Subordinated Debt, any agreement or document evidencing, related to or securing the payment or performance of such Permitted Subordinated Debt or any subordination agreement or provision applicable to such Permitted Subordinated Debt or (iii) pay in cash any amount in respect of such Permitted

         Subordinated Debt that may at the Borrower's option be paid in kind thereunder; provided, however, that (a) subordinated notes or debentures of the Borrower may be issued in exchange for, and in satisfaction of, Permitted Subordinated Debt issued in the form of a bridge loan, (b) subordinated notes or debentures of the Borrower may be issued in exchange for other Permitted Subordinated Debt issued on terms substantially identical to the terms of such subordinated notes or debentures and (c) the proceeds of fixed rate Permitted Subordinated Debt may be applied to repay or prepay outstanding Permitted Subordinated Debt issued in the form of a bridge loan or issued in exchange for Permitted Subordinated Debt issued in the form of a bridge loan."; and

                  (iii) redesignating paragraphs (b), (c), (d) and (e) as paragraphs (c), (d), (e) and (f), respectively.

                  (g) Section 6.11 of the Credit Agreement is hereby amended by inserting in clause (a) thereof immediately before the word "EBITDA" the word "Adjusted".

                  (h) Section 6.12 of the Credit Agreement is hereby amended by inserting immediately after the words "Permit the" the word "Adjusted".

                  (i) The table contained in Schedule B to the Credit Agreement is hereby amended and restated in its entirety as follows:


                          LIBOR Margin for                        ABR Margin for
                           Revolving Loans      LIBOR Margin      Revolving Loans     ABR Margin
         Net Leverage       and Tranche A       for Tranche B      and Tranche A     for Tranche B    Commitment
  Level      Ratio           Term Loans          Term Loans         Term Loans        Term Loans          Fee
         Greater than
    1    3.50 to 1.00           2.25%               2.50%             1.25%             1.50%           0.50%
         Greater than
    2    2.50 to 1.00           2.00%               2.25%             1.00%             1.25%           0.50%
         Less than or
    3    equal to 2.50          1.50%               1.75%             0.50%             0.75%           0.375%
         to 1.00


                  (j) the Credit Agreement is hereby amended by adding Exhibit L in the form of Exhibit A hereto.

                  SECTION 2. Waiver. (a) The Required Lenders hereby waive compliance by AAMM with Section 6.05 to the extent, and only to the extent, necessary to permit the merger (the "Merger") of AAMM with and into American Axle & Manufacturing Holdings, Inc. ("Holdings") on the terms previously disclosed to the Administrative Agent, provided that, (i) immediately prior to the Merger, Holdings has no liabilities, (ii) simultaneously with the Merger, Holdings expressly acknowledges, pursuant to a document reasonably satisfactory to the Administrative Agent, its assumption of all obligations of AAMM under the Pledge Agreement and the Parent Guarantee Agreement and (iii) Holdings will take all other actions reasonably requested by the Administrative Agent to effect such assumption.

                  (b) The Required Lenders hereby waive the requirement in
Section 2(a) of Amendment No. 1 that the Dollar equivalent of the amount of the Excess Purchase Price (as defined in Amendment No. 1) be considered a use in that amount of the investments that AAMM, the Borrower and the Subsidiaries are permitted to make pursuant to Section 6.04(l) of the Credit Agreement.

                  SECTION 3. Representations and Warranties. The Borrower and AAMM each represents and warrants to the Administrative Agent and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment (other than Sections 1(e) and 2(a) hereof) shall become effective as of the date first above written (the "Effective Date") when (a) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct, (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of AAMM, the Borrower and the Required Lenders, (c) AAMM has received gross cash proceeds from the issuance or the sale by AAMM of any equity securities of AAMM (other than Employee Equity Sales) in an aggregate amount of greater than or equal to $110,000,000 and (d) the Agent shall have received all fees relating to this Amendment. Sections 1(e) and 2(a) hereof shall become effective as of the Effective Date upon satisfaction of (a) and (b) above. This Amendment (other than Section 1(e)) shall terminate on March 1, 1999, unless all conditions set forth in this section shall have been satisfied at or before 5 p.m., New York City time, on that date.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit

Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle AAMM or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

                  SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                              AMERICAN AXLE & MANUFACTURING
                              OF MICHIGAN, INC.,

                              by
                                       /s/ Robert Krause
                                       ------------------------------
                                       Name: Robert Krause
                                       Title:   Treasurer


                              AMERICAN AXLE & MANUFACTURING,
                              INC.,

                              by
                                       /s/ Robert A. Krause
                                       ------------------------------
                                       Name: Robert A. Krause
                                       Title:   Treasurer




                              THE CHASE MANHATTAN BANK,

                              by
                                       /s/ Rosemary Bradley
                                       ------------------------------
                                       Name: Rosemary Bradley
                                       Title:   Vice President

                                                              SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution                 Aeries Finance, Ltd.

                                    by


                                    /s/  Andrew Ian Wignall
                                    ----------------------------
                                    Name: Andrew Ian Wignall
                                    Title:   Director

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution:       Alliance Investments Ltd.

                           by


                           /s/  Sherryl Rothman
                           ---------------------------
                           Name: Sherryl Rothman
                           Title:   Authorized Signatory

SIGNATURE PAGE TO

                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Amsouth Bank

                           by


                           /s/  Therese M. Sheehy
                           ---------------------------
                           Name: Therese M. Sheehy
                           Title:   Vice President

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        BankBoston, N.A.

                           by


                              /s/  Jack M. Harcourt
                              ----------------------------------------------
                              Name: Jack M. Harcourt
                              Title:  Authorized Officer

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution:       The Bank of New York

                           by


                              /s/  William Barnum
                              ---------------------
                              Name: William Barnum
                              Title:   Vice President

SIGNATURE PAGE TO
                                                       AMENDMENT NO. 2,
                                                          AND AGREEMENT
                                                 dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Aeries Finance, Ltd.

                           by


                              /s/  F.C.H. Ashby
                              -------------------------
                              Name: F.C.H. Ashby
                              Title:  Senior Manager Loan Operations

                                                                            16
SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Banque Nationale De Paris

                           by


                         /s/  Arnaud Collin du Bocage
                         --------------------------------------
                         Name: Arnaud Collin du Bocage
                         Title:  Executive Vice President and General Manager

                                                                           17
SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Bank of America

                           by


                              /s/ Lynne W. Stetson
                              -----------------------------
                              Name: Lynne W. Stetson
                              Title:  Managing Director

                                                                           18
SIGNATURE PAGE TO
                                                             AMENDMENT NO. 2,
                                                                AND AGREEMENT
                                                       dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Bank of Scotland

                           by


                              /s/  Annie Chin Tat
                              --------------------------------
                              Name: Annie Chin Tat
                              Title:  Senior Vice President

SIGNATURE PAGE TO
                                                            AMENDMENT NO. 2,
                                                               AND AGREEMENT
                                                      dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution: BHF Bank Aktiengesellschaft acting as attorney-in-fact for Balanced High Yield Fund I by


                              /s/  Evon M. Contos
                              --------------------------
                              Name: Evon M. Contos
                              Title:  Vice President

                              /s/ Peter D. Leibman
                              --------------------------
                              Name: Peter D. Leibman
                              Title:  Assistant Treasurer

SIGNATURE PAGE TO
                                                             AMENDMENT NO. 2,
                                                                AND AGREEMENT
                                                       dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Captiva Finance Ltd.

                           by


                              /s/  John H. Cullinane
                              --------------------------
                              Name: John H. Cullinane
                              Title:  Director

SIGNATURE PAGE TO
                                                             AMENDMENT NO. 2,
                                                                AND AGREEMENT
                                                       dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Captiva III Finance Ltd.,
                           as advised by Pacific Investment Management Company

                           by


                             /s/  John H. Cullinane
                              -------------------------
                              Name: John H. Cullinane
                              Title:  Director

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Credit Agricole Indosuez

                           by


                              /s/  David Bouhl
                              -----------------------------------------
                              Name: David Bouhl
                              Title:  Head of Corporate Banking, Chicago

                              /s/ Ktherine L. Abbot
                              ----------------------------------------
                              Name: Katherine L. Abbot
                              Title:  First Vice President

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Credit Lyonnais New York Branch

                           by


                              /s/  Attila Koc
                              -------------------------------
                              Name:  Attila Koc
                              Title:  Senior Vice President

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Credit Suisse First Boston

                           by


                              /s/  J. Glodowski
                              ---------------------------
                              Name: J. Glodowski
                              Title:  Managing Director

                               /s/ Kristin Lepri
                               --------------------------
                              Name: Kristin Lepri
                              Title:  Assosciate

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution Comerica Bank

                           by


                              /s/  Michael T. Shea
                              ---------------------------
                              Name: Michael T. Shea
                              Title:   Vice President

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        CypressTree Investment Fund, LLC
                           By: CypressTree Investment Management Company, Inc.
                           its Managing Member

                           by


                              /s/  Timothy M. Barns
                              ---------------------------------
                              Name: Timothy M. Barns
                              Title:   Managing Director

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        CypressTree InvestmentPartners I, Ltd.
                           By: CypressTree Investment Management Company, Inc.
                           its Portfolio Manager

                           by


                              /s/  Timothy M. Barns
                              ---------------------------
                              Name: Timothy M. Barns
                              Title:   Managing Director

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution  Dresdner Bank AG New York and Grand Cayman Branches

                           by


                              /s/  Beverly G. Cason
                              -------------------------
                              Name: Beverly G. Cason
                              Title:   Vice President

                              /s/ John W. Sweeney
                              ---------------------------------
                              Name: John W. Sweeney
                              Title:   Assistant Vice President

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution  ELC Cayman Ltd.

                           by


                              /s/  Thomas M. Finke
                              ---------------------------
                              Name: Thomas M. Finke
                              Title:   Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2,
AND AGREEMENT
dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution   The First National Bank of Chicago

                           by


                              /s/  Kenneth A. Selle
                              -------------------------
                              Name: Kenneth A. Selle
                              Title:   First Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution ELC Cayman Ltd.

                           by


                              /s/  Thomas M. Finke
                              ---------------------------
                              Name: Thomas M. Finke
                              Title:   Managing Director

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution Firstrust Bank

                           by


                              /s/  R.E. Meyers
                              ------------------------------------
                              Name: R.E. Meyers
                              Title:   Executive Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        First Union National Bank

                           by


                              /s/  Charles B. Edmondson
                              ---------------------------------
                              Name: Charles B. Edmondson
                              Title:   Assistant Vice President

SIGNATURE PAGE TO
                                                             AMENDMENT NO. 2,
                                                                AND AGREEMENT
                                                       dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        The Fuji Bank,  Limited

                           by


                              /s/ Tetsuo Kamatsu
                              ------------------------------
                              Name: Tetsuo Kamatsu
                              Title:   Joint General Manager

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Goldman Sachs Credit Partners L.P.

                           by


                              /s/   Stephen B. King
                              ---------------------------
                              Name: Stephen B. King
                              Title:   Authorized Signatory

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        IBJ Whitehall Bank & Trust Company

                           by


                              /s/  Charles B. Pears
                              ------------------------
                              Name: Charles B. Pears
                              Title:   Director

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                AND AGREEMENT
                                                       dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Industrial Bank of Japan

                           by


                              /s/ Masahasi Sakai
                              ---------------------------
                              Name: Masahasi Sakai
                              Title:   General Manager

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Indosuez Capital Funding III Ltd.
                           By: Indosuez Capital as Portfolio Advisor

                           by


                              /s/  Francoise Berthelot
                              ----------------------------
                              Name: Francoise Berthelot
                              Title:   Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        Keybank National Association

                           by


                              /s/   J.T. Taylor
                              -------------------------
                              Name: J.T. Taylor
                              Title:   Vice President

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH III LLC

                           by


                              /s/ Virginia Conway
                              ---------------------------
                              Name: Virginia Conway
                              Title:  Authorized Agent

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH Crescent LLC

                           by


                              /s/ Virginia Conway
                              ---------------------------
                              Name: Virginia Conway
                              Title:  Authorized Agent

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH Crescent-3 LLC

                           by


                              /s/ Virginia Conway
                              ---------------------------
                              Name: Virginia Conway
                              Title:  Authorized Agent

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH CNC LLC

                           by


                              /s/ Virginia Conway
                              ---------------------------
                              Name: Virginia Conway
                              Title:  Authorized Agent

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH Highland-2 LLC

                           by


                              /s/ Virginia Conway
                              --------------------------
                              Name: Virginia Conway
                              Title:   Authorized Agent

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH ING-2 LLC

                           by


                              /s/ Virginia Conway
                              --------------------------
                              Name: Virginia Conway
                              Title:   Authorized Agent

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH ING-3 LLC

                           by


                              /s/ Virginia Conway
                              --------------------------
                              Name: Virginia Conway
                              Title:   Authorized Agent

SIGNATURE PAGE TO
                                                              AMENDMENT NO. 2,
                                                                 AND AGREEMENT
                                                        dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH Langdale LLC

                           by



                              /s/ Virginia Conway
                              ------------------------
                              Name: Virginia Conway
                              Title:   Authorized Agent

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution        KZH Pamco LLC

                           by


                              /s/ Virginia Conway
                              --------------------------
                              Name: Virginia Conway
                              Title:   Authorized Agent

SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2,
                                                                  AND AGREEMENT
                                                         dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     KZH Soleil LLC

                        by


                         /s/ Virginia Conway
                         -----------------------------
                         Name:  Virginia Conway
                         Title: Authorized Agent

SIGNATURE PAGE
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     KZH Sterling LLC

                        by


                         /s/ Virginia Conway
                         ------------------------------
                         Name:  Virginia Conway
                         Title: Authorized Agent

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     The Long Term Credit Bank of Japan, Limited, New York
                        Branch

                        by


                         /s/ Shuichi Tajima
                         ------------------------------
                         Name:  Shuichi Tajima
                         Title: General Manager

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Manufacturers & Traders Trust Company

                        by


                         /s/ Kevin B. Quinn
                         ------------------------------
                         Name:  Kevin B. Quinn
                         Title: Assistant Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Marine Midland Bank

                        by


                         /s/ Christopher French
                         ------------------------------
                         Name:  Christopher French
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Mellon Bank, N.A.

                        by


                         /s/ Richard J. Schaich
                         ------------------------------
                         Name:  Richard J. Schaich
                         Title: Assistant Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Merrill Lynch Prime Rate Portfolio
                        By: Merrill Lynch Asset Management, L.P.
                        as Investment Advisor

                        by


                         /s/ Paul Travers
                         ------------------------------
                         Name:  Paul Travers
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Merrill Lynch Global Investment Series:
                        Income Strategies Portfolio
                        By: Merrill Lynch Asset Management, L.P.,
                        as Investment Advisor

                        by


                         /s/ Paul Travers
                         ------------------------------
                         Name:  Paul Travers
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Merrill Lynch Senior Floating Rate Fund, Inc.

                        by


                         /s/ Paul Travers
                         ------------------------------
                         Name:  Paul Travers
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Michigan National Bank

                        by


                         /s/ Teresa L. Irland
                         ------------------------------
                         Name:  Teresa L. Irland
                         Title: Group Manager

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     The Mitsubishi Trust & Banking Corporation

                        by


                         /s/ Beatrice E. Kossodo
                         ------------------------------
                         Name:  Beatrice E. Kossodo
                         Title: Senior Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     ML CLO XII Pilgrim America (Cayman) Ltd.
                        By: Pilgrim Investments as its Investment Manager

                        by


                         /s/ Jason T. Groom
                         ------------------------------
                         Name:  Jason T. Groom
                         Title: Assistant Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     ML CLO XIX Sterling (Cayman) Ltd.
                        By: Sterling Asset Management as its Investment Advisor

                        by


                         /s/ Louis Pistecchia
                         ------------------------------
                         Name:  Louis Pistecchia
                         Title: EVP

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Morgan Stanley Dean Witter Prime Income Trust

                        by


                         /s/ Peter Gewirtz
                         ------------------------------
                         Name:  Peter Gewirtz
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     National City Bank

                        by


                         /s/ Joshua R. Sosland
                         ------------------------------
                         Name:  Joshua R. Sosland
                         Title: Account Officer

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     NBD Bank

                        by


                         /s/ Mark L. McClure
                         ------------------------------
                         Name:  Mark L. McClure
                         Title: Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Orix USA Corporation

                        by


                         /s/ Hiroyuki Hiyauchi
                         ------------------------------
                         Name:  Hiroyuki Hiyauchi
                         Title: Executive Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     PAM Capital Funding
                        By: Highland Capital Management, L.P.
                        as Collateral Manager

                        by


                         /s/ Mark K. Okada
                         ------------------------------
                         Name:  Mark K. Okada
                         Title: Executive Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Paribas

                        by


                         /s/ RGM
                         ------------------------------
                         Name:  RGM
                         Title:

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Pilgrim America High Income Investments, Inc.
                        By: Pilgrim Investments, Inc.
                        as its Investment Manager

                        by


                         /s/  Jason T. Groom
                         ------------------------------
                         Name:  Jason T. Groom
                         Title: Assistant Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Senior High Income Portfolio, Inc.

                        by


                         /s/ Paul Travers
                         ------------------------------
                         Name:  Paul Travers
                         Title: Authorized Signatory

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Toronto Dominion (Texas), Inc.

                        by


                         /s/ Alva J. Jones
                         ------------------------------
                         Name:  Alva J. Jones
                         Title: Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     The Travelers Insurance Company

                        by


                         /s/ John W. Petchler
                         ------------------------------
                         Name:  John W. Petchler
                         Title: Second Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     The Travelers Corporation Loan Fund
                        By: Travelers Asset Management International Corporation

                        by


                         /s/ John W. Petchler
                         ------------------------------
                         Name:  John W. Petchler
                         Title: Second Vice President

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Van Kampen Prime Rate Income Trust

                        by


                         /s/ Jeffrey W. Maillet
                         ------------------------------
                         Name:  Jeffrey W. Maillet
                         Title: Senior Vice President & Director

SIGNATURE PAGE TO
                                                                AMENDMENT NO. 2,
                                                                   AND AGREEMENT
                                                          dated January 11, 1999



To approve Amendment No. 2, Waiver and Agreement:

Name of Institution     Van Kampen CLO I, Limited
                        By: Van Kamoen Management Inc.,
                        as Collateral Manager

                        by


                         /s/ Jeffrey W. Maillet
                         ------------------------------
                         Name:  Jeffrey W. Maillet
                         Title: Senior Vice President & Director